UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 12, 2012

Commission File Number: 0-24260

AMEDISYS, INC.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

ITEM 7.01. REGULATION FD DISCLOSURE

As of January 11, 2012, representatives of Amedisys, Inc. (the “Company”) will begin making presentations at investor conferences using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.1. The Company expects to use these slides, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during 2012.

By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The investor presentation slides include financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”).

A reconciliation of the Non-GAAP Financial Measures included in the slides to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, appears as Exhibit 99.2 to this Current Report on Form 8-K

The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the investor presentation slides, among other places, to its comparable financial measures on a GAAP basis. The Company believes that the Non-GAAP Financial Measures provide investors the ability to evaluate financial performance in a way that is comparable to measures reported by other home nursing companies.

The information contained in the slides is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that it may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as previously set forth by specific reference in such a filing.

Use of our Website to Distribute Material Company Information

Our company website address is www.amedisys.com. We use our website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. We also use our website to expedite public access to time-critical information regarding our company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations subpage of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Certain Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, adverse effects of a failure of the federal government to fund government programs in which we participate, such as Medicare or Medicaid, adverse effects of a possible delay in the Federal budget process or a Federal government shutdown, our ability to open agencies, acquire additional agencies and integrate and operate these agencies effectively, changes in or our failure to comply with existing Federal and State laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the home health industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies (including in the estimate of our preliminary impairment charge), our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services due to the economic downturn and deficit spending by Federal and state governments, future cost containment initiatives undertaken by third-party payors, our access to financing due to the volatility and disruption of the capital and credit markets, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate and manage our information systems, changes in or developments with respect to any litigation or investigations relating to the Company, including the United States Senate Committee on Finance inquiry, the SEC investigation and the U.S. Department of Justice Civil Investigative Demand and various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Investor Relations Slide Show in use beginning January 11, 2012

99.2	Reconciliations of Non-GAAP Financial Measures to GAAP Financial Measures

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC. (Registrant)

By:	/s/ Ronald A. LaBorde
Ronald A. LaBorde
President and Chief Financial Officer Member of Board of Directors

DATE: January 12, 2012

Exhibit Index

Exhibit No.	Description
99.1	Investor Relations Slide Show in use beginning January 11, 2012

99.2	Reconciliations of Non-GAAP Financial Measures to GAAP Financial Measures

5